UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest reported): May 27, 2016

BREKFORD CORP.
(Exact name of registrant as specified in charter)

Delaware	000-52719	20-4086662
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

7020 Dorsey Road
Hanover, Maryland 21076
 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (443) 557-0200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant

Brekford Corp’s (the "Company") independent registered public accounting firm, Stegman & Company (“Stegman”), announced that effective June 1, 2016 substantially all directors and employees of Stegman have joined Dixon Hughes Goodman LLP ("DHG”). As a result, effective May 27, 2016, Stegman notified the Company that they will not seek reappointment as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2016.

The reports of Stegman on the audits of the consolidated financial statements of the Company as of and for the years ended December 31, 2015 and 2014, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's fiscal years ended December 31, 2015 and 2014 and through May 27, 2016, there were (i) no disagreements (as such term is used in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Stegman on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Stegman, would have caused Stegman to make reference to the subject matter of the disagreement(s) in connection with its report on the Company's financial statements and (ii) no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The Company has not yet engaged another independent registered public accounting firm as of the date of this Current Report on Form 8-K.

During the fiscal years ended December 31, 2015 and 2014 and through May 27, 2016, neither the Company nor anyone on its behalf consulted DHG regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K). DHG did not provide the Company with a written report or oral advice that they concluded was an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issue.

The Company has provided Stegman a copy of the disclosure contained in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and has requested that Stegman furnish a letter addressed to the Securities and Exchange Commission stating whether or not Stegman agrees with the Company's statements in this Item 4.01. A copy of the letter dated June 2, 2016 furnished by Stegman in response to that request is filed as Exhibit 16.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit No. Description

16.1	Letter from Stegman & Company, dated June 2, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BREKFORD CORPORATION

Date: June 2, 2016	By:	/s/ Rodney Hillman
	Name:	Rodney Hillman
	Title:	President and Chief Operating Officer